SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 29, 2000
               (Date of Report (Date of Earliest Event Reported))

                              LA-Z-BOY INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
                 (State or Other Jurisdiction of Incorporation)

                                     1-9656
                            (Commission File Number)

                                   38-0751137
                      (I.R.S. Employer Identification No.)

                             1284 N. Telegraph Road
                             Monroe, Michigan 48162
          (Address of Principal Executive Offices, Including Zip Code)

                                 (734) 242-1444
              (Registrant's Telephone Number, Including Area Code)

                                [not applicable]
           (Former Name or Former Address If Changed Since Last Report




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Item 2.  Acquisition or Disposition of Assets

      Effective January 29, 2000, La-Z-Boy Incorporated acquired LADD Furniture, Inc. through a merger which resulted in LADD becoming a wholly-owned subsidiary of La-Z-Boy. The merger was consummated pursuant to the Agreement and Plan of Merger dated as of September 28, 1999 among LADD, La-Z-Boy, and a La-Z-Boy subsidiary, as amended. LADD's shareholders approved the merger at a special meeting on January 27, 2000.

      Pursuant to the terms of the merger agreement, each issued and outstanding share of LADD common stock was converted into the right to receive 1.18 shares of La-Z-Boy common stock. La-Z-Boy will issue approximately 9.2 million shares of its common stock in exchange for the LADD common stock, which will result in the former LADD shareholders' owning approximately 15% of La-Z-Boy's outstanding common stock.

      La-Z-Boy has previously reported detailed information about LADD, LADD's business, and the proposed merger in a Registration Statement on Form S-4 (Registration No. 333-92763), which was declared effective by the Securities and Exchange Commission on December 23, 1999.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a.)     Financial Statements of Businesses Acquired

               The audited financial statements as of and for the twelve months ended January 2, 1999 and January 3, 1998 of LADD Furniture, Inc., including the report of independent auditors, were previously reported in LADD Furniture, Inc.'s Annual Report on Form 10-K dated January 2, 1999 (filed March 26, 1999) and are herein incorporated by reference.

               The unaudited financial statements of LADD Furniture, Inc. as of and for the nine months ended October 2, 1999 were previously reported in LADD Furniture, Inc.'s Quarterly Report on Form 10-Q/A and LADD Furniture, Inc.'s Quarterly Report on Form 10-Q (filed December 13, 1999 and November 5, 1999, respectively) and are herein incorporated by reference.

(b.)     Pro Forma Financial Information

               The unaudited pro forma consolidated condensed financial information as of and for the year ended April 24, 1999 and the six months ended October 23, 1999 for La-Z-Boy Incorporated and LADD Furniture, Inc., were previously reported in La-Z-Boy Incorporated's Registration Statement on Form S-4 (Registration No. 333-92763), which was declared effective by the Securities and Exchange Commission on December 23, 1999 and is herein incorporated by reference.



(c.)     Exhibits

     (2) Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession

               Agreement and Plan of Merger, conformed to reflect Amendment
               No. 1, dated as of December 13, 1999 is herein incorporated by reference from an exhibit of La-Z-Boy Incorporated's Registration Statement on Form S-4 (Registration No. 333-92763), which was declared effective by the Securities and Exchange Commission on December 23, 1999.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LA-Z-BOY INCORPORATED



                                             /s/ Gene M. Hardy
Date:  February 14, 2000                        Gene M. Hardy
                                          Secretary and Treasurer